Exhibit 99.2

CDK International Divestiture November 30, 2020

2 Safe Harbor for Forward - Looking Statements This document contains "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . All statements, other than statements of historical fact, including : statements regarding the proposed transaction ; the Company’s business outlook ; other plans ; objectives ; forecasts ; goals ; beliefs ; business strategies ; future events ; business conditions ; results of operations ; financial position and business outlook and trends ; and other information, may be forward - looking statements . Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward - looking statements . These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward - looking statements . Factors that could cause actual results to differ materially from those contemplated by the forward - looking statements include : the timing of or failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the transaction described herein, the company’s ability to achieve the intended benefits of the transaction and the expected costs of the transaction ; the Company's expectations regarding the potential impacts on the Company’s business of the outbreak of the COVID - 19 pandemic ; the Company’s success in obtaining, retaining and selling additional services to customers ; the pricing of the Company’s products and services ; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends ; adverse global economic conditions and credit markets and volatility in the countries in which we do business ; auto sales and related industry changes ; competitive conditions ; changes in regulation ; changes in technology, security breaches, interruptions, failures and other errors involving the Company’s systems ; availability of skilled technical employees/labor/personnel ; the impact of new acquisitions and divestitures ; employment and wage levels ; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares ; any changes to the Company’s credit ratings and the impact of such changes on financing costs, rates, terms, debt service obligations, access to capital market and working capital needs ; the impact of the Company’s indebtedness, access to cash and financing, and ability to secure financing, or financing at attractive rates ; the onset of or developments in litigation involving contract, intellectual property, competition, shareholder, and other matters, and governmental investigations ; and the ability of the Company’s significant stockholders and their affiliates to significantly influence the Company’s decisions or cause it to incur significant costs . There may be other factors that may cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward - looking statements . The Company gives no assurances that any of the events anticipated by the forward - looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition . You should carefully read the factors described in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including those discussed under "Part I, Item 1 A . Risk Factors" in its most recent Annual Report on Form 10 - K for a description of certain risks that could, among other things, cause the Company’s actual results to differ from any forward - looking statements contained herein . These filings can be found on the Company’s website at https : //investors . cdkglobal . com and the SEC's website at www . sec . gov . All forward - looking statements speak only as of the date of this document even if subsequently made available by the Company on its website or otherwise . The Company disclaims any obligation to update or revise any forward - looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law .

3 Transaction Highlights • CDK will sell 100% of the CDK International segment to Francisco Partners • Francisco Partners will acquire the CDK I nternational business segment, which includes operations in Europe, Middle East, South Africa and Asia • CDK’s will retain the North America business segment, which includes the auto and adjacency businesses of the United States and Canada, as well as certain India shared service operations • Purchase price of $1.45 billion represents approximately 15 times LTM CDKI Adj. EBITDA (1) including estimated stand - alone costs • Transaction is subject to customary closing conditions and regulatory approval, and is expected to close during Q3 FY 2021 • Beginning with Q2 FY 2021, the CDKI segment will be presented as discontinued operations in CDK’s financial statements • The transaction is expected to generate after - tax cash proceeds of approximately $1.3 billion (2) for CDK . (1) LTM Adjusted EBITDA includes estimated expenses for the standalone business for the last twelve months ended September 30, 2020 (2) Includes gross purchase price minus cash taxes and is based on estimates and subject to revision

4 Transaction Rationale • Focuses resources and management attention on core North America businesses • Provides significant capital to strengthen balance sheet and increase flexibility for capital allocation strategy • Limited impact of separating businesses given lack of full operational and technology integration • Sell non - core asset at attractive valuation • Simplifies operating model by focusing on North America tech stack and operational structure

5 Use of Proceeds • Transaction proceeds significantly strengthen CDK’s financial position and provide increased flexibility for investments • Near - term, will repay debt to strengthen the balance sheet while we review capital deployment strategies • Using a returns - based approach, expect to redeploy capital in support of growth in our core North America business, along with consideration for other capital deployment initiatives, including shareholder returns or further de - leveraging • Plan to update our capital allocation strategy at the release of Q2 FY 2021 earnings results

6 Impact on CDK Continuing Operations

• Starting in Q2 FY 2021, CDK will report the CDKI segment as discontinued operations and prior years will be reclassified as such • CDK will update its FY 2021 guidance to reflect continuing o perations in the coming weeks once the preparation of the discontinued operations reporting is complete